Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for each series listed in Appendix A (each a “Fund”)

Dated August 1, 2024

Effective immediately, notwithstanding anything to the contrary in the prospectus, summary prospectus and statement of additional information, Anand Desai will no longer act as portfolio manager for each of the Funds. Christine Johanson has been added as a portfolio manager for each Fund.

Christine Johanson, CFA, has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022–March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018–February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

Additionally, the “Other Accounts” table contained in the “Investment Adviser and Other Service Providers” section in each Fund’s SAI is amended to reflect that as of June 30, 2024, Christine Johanson managed the investment vehicles with the number of accounts and assets set forth in the below table:

	Registered Investment Companies # of Accounts ($ Assets)	Other Pooled Investment Vehicles # of Accounts ($ Assets)	Other Accounts # of Accounts ($ Assets)
Christine Johanson	51 ($11.4 billion)	0 ($0)	0 ($0)

Please Keep This Supplement For Future Reference

Appendix A

Innovator Deepwater Frontier Tech ETF (formerly Innovator Loup Frontier Tech ETF)

Innovator Gradient Tactical Rotation Strategy ETF

Innovator IBD® 50 ETF

Innovator IBD® Breakout Opportunities ETF

Innovator Laddered Allocation Buffer ETF

Innovator Laddered Allocation Power Buffer ETF

Innovator S&P Investment Grade Preferred ETF